As filed with the Securities and Exchange Commission on June 26, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21421
NEUBERGER REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: April 30, 2026
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
(a) Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Real Estate

Securities Income Fund Inc.
Semi-Annual Report
April 30, 2026

The "Neuberger Berman" and "Neuberger" names and logos and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2026 Neuberger Berman Investment Advisers LLC. All rights reserved.

1

President’s Letter
Dear Stockholder,
I am pleased to present this semi-annual report for Neuberger Real Estate Securities Income Fund Inc. (the Fund) for the six months ended April 30, 2026 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments and its unaudited financial statements for the reporting period.
The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies. Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that we believe are attractively priced relative to both their historical growth rates and the valuation of other property sectors.
Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Real Estate Securities Income Fund Inc.

Neuberger Real Estate Securities Income Fund Inc.

Portfolio Commentary (Unaudited)

Neuberger Real Estate Securities Income Fund Inc. (the Fund) generated an 8.92% total return on a net asset value (NAV) basis for the six months ended April 30, 2026 (the reporting period), underperforming its benchmark, the FTSE Nareit All Equity REITs Index (the Index), which provided a 13.22% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to the Fund’s performance during the reporting period.
During the reporting period, U.S. equity markets navigated a period of elevated volatility driven by tariff uncertainty, an evolving U.S. Federal Reserve Board (Fed) policy stance, AI-related disruption concerns and geopolitical risk from the outbreak of the Iran war.  Concerns over AI capital expenditures and stretched valuations prompted investors to rotate into defensive, value-oriented segments that offered durable cash flows, benefiting real estate investment trusts (REITs).  Markets sold off sharply following the outbreak of the Iran war, before staging one of the strongest rallies in years amid ceasefire optimism and robust earnings.  All told, the S&P 500® Index returned 6.03% over the reporting period. REITs, as measured by the Index, returned 13.22% over the reporting period, outperforming the broader stock market.
On average, the Fund had an approximate 32% allocation to REIT preferred shares during the reporting period. We invested in REIT preferred shares to pursue the Fund’s dual objective of income generation and price appreciation. This was detractive to relative performance as preferred shares, as measured by the FTSE Nareit Preferred Stock Index, returned 0.48% during the reporting period.
Both sector allocation and stock selection detracted from relative results. From a stock selection perspective, holdings in the Office, Telecommunications, and Industrial sectors were the most additive to performance. On the downside, holdings in the Lodging/Resorts, Diversified, and Shopping Centers sectors detracted the most from relative returns. In terms of sector positioning, an overweight to the Lodging/Resorts sector, and underweights to Telecommunications and Gaming versus the Index were the most beneficial for relative performance. Conversely, an overweight to the Office sector, exposure to the Mortgage Commercial Financing sector (not in the Index) and underweight to the Data Centers sector were the largest headwinds for results.
Core inflation increased and remained above the Fed’s 2% target, reinforced by elevated oil prices stemming from the Strait of Hormuz closure, prompting a more hawkish Fed stance. The U.S. economy has shown resilience; a solid labor market, wage growth, and asset appreciation have supported consumer balance sheets, though lower- and middle-income households continue to face pressure.
We believe 2026 offers a more attractive setup for listed real estate. We anticipate a moderation in GDP growth but still positive real activity, alongside moderating inflation and a more stable rate environment. In this backdrop, we see the market shifting its focus back to cash flows and asset level fundamentals, allowing REITs to begin closing their multi-year performance gap.
Our focus remains on REITs with low leverage, diversified demand drivers and clear visibility into Funds From Operations (FFO) growth. Against a backdrop of positive FFO growth, easing rate pressures and supportive mergers and acquisitions dynamics, we believe these attributes, combined with attractive starting valuations and an attractive dividend yield, position the sector well.
Sincerely,
Steve Shigekawa, Brian Jones and Archena Alagappan
Portfolio Managers
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Neuberger Real Estate Securities Income Fund Inc.

Portfolio Commentary (Unaudited)

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

Real Estate Securities Income Fund Inc. (Unaudited)

TICKER SYMBOL
Real Estate Securities Income Fund Inc.	NRO

SECTOR ALLOCATION
(as a % of Total Investments*)
Apartments	5.0%
Data Centers	11.2
Diversified	2.6
Free Standing	6.2
Gaming	1.3
Health Care	12.3
Industrial	6.1
Lodging/Resorts	4.8
Manufactured Homes	2.2
Mortgage Commercial Financing	4.0
Mortgage Home Financing	4.6
Office	7.6
Regional Malls	3.4
Self Storage	7.8
Shopping Centers	6.3
Single Family Homes	4.0
Specialty	0.2
Telecommunications	10.1
Short-Term Investments	0.3
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2026	Average Annual Total Return Ended 04/30/2026
			1 Year	5 Years	10 Years	Life of Fund
At NAV[1]
Real Estate Securities Income Fund Inc.	10/28/2003	8.92%	12.25%	2.42%	4.71%	4.37%
At Market Price[2]
Real Estate Securities Income Fund Inc.	10/28/2003	0.68%	7.29%	1.33%	5.06%	3.72%
Index
FTSE Nareit All Equity REITs Index[3]		13.22%	14.89%	4.13%	6.67%	8.67%
Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.neuberger.com/cef-performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.
The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3
The FTSE Nareit All Equity REITs Index is a free float-adjusted, market capitalization-weighted index that tracks the performance of U.S. equity real estate investment trusts (REITs) that are listed on the New York
Stock Exchange or NASDAQ. Equity REITs include all tax qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the index and generally does not invest in all securities included in the index.

For more complete information on Neuberger Real Estate Securities Income Fund Inc., call Neuberger Berman Investment Advisers LLC at (877) 461-1899, or visit our website at www.neuberger.com.

Legend April 30, 2026 (Unaudited)

Neuberger Real Estate Securities Income Fund Inc.
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Reference Rate Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)

April 30, 2026

Number of Shares		Value
Common Stocks 90.1%
Apartments 6.7%
37,867	AvalonBay Communities, Inc.	$6,929,661 (a)
10,599	Essex Property Trust, Inc.	2,789,763 (a)
178,130	GO Residential Real Estate Investment Trust	1,808,019 (b)
75,332	UDR, Inc.	2,737,565 (a)
14,265,008
Data Centers 13.4%
42,787	Digital Realty Trust, Inc.	8,597,620 (a)
12,577	Equinix, Inc.	13,618,753 (a)
49,265	Iron Mountain, Inc.	6,206,897 (a)
28,423,270
Free Standing 5.4%
39,053	Agree Realty Corp.	3,011,377 (a)
111,061	Essential Properties Realty Trust, Inc.	3,490,647 (a)
75,659	Realty Income Corp.	4,860,334 (a)
11,362,358
Gaming 1.8%
77,418	Gaming & Leisure Properties, Inc.	3,751,676 (a)
Health Care 15.1%
44,153	Alexandria Real Estate Equities, Inc.	1,788,638 (a)
70,566	American Healthcare REIT, Inc.	3,583,341 (a)
67,800	Janus Living, Inc. Class A-1	1,779,072 *(a)
46,883	Omega Healthcare Investors, Inc.	2,202,095 (a)
78,441	Ventas, Inc.	6,891,826 (a)
72,180	Welltower, Inc.	15,687,601 (a)
31,932,573
Industrial 7.7%
10,348	EastGroup Properties, Inc.	2,082,018 (a)
100,649	Prologis, Inc.	14,294,171 (a)
16,376,189
Manufactured Homes 1.7%
57,619	Equity LifeStyle Properties, Inc.	3,646,707 (a)
Mortgage Commercial Financing 5.0%
291,370	Blackstone Mortgage Trust, Inc. Class A	5,533,117 (a)
280,498	Starwood Property Trust, Inc.	5,149,943 (a)
10,683,060
Mortgage Home Financing 6.1%
624,043	AGNC Investment Corp.	6,876,954 (a)
267,839	Annaly Capital Management, Inc.	6,133,513 (a)
13,010,467
Office 2.5%
104,319	Cousins Properties, Inc.	2,671,609 (a)

See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)

Number of Shares		Value
Office – cont'd
61,641	SL Green Realty Corp.	$2,614,195 (a)
5,285,804
Regional Malls 4.5%
116,851	Macerich Co.	2,539,172 (a)
34,684	Simon Property Group, Inc.	7,065,478 (a)
9,604,650
Self Storage 4.7%
28,511	Extra Space Storage, Inc.	4,086,482 (a)
19,030	Public Storage	5,755,623 (a)
9,842,105
Shopping Centers 3.0%
62,452	InvenTrust Properties Corp.	2,005,958 (a)
69,388	Kimco Realty Corp.	1,640,332 (a)
35,795	Regency Centers Corp.	2,786,641 (a)
6,432,931
Single Family Homes 2.8%
46,930	American Homes 4 Rent Class A	1,494,251 (a)
150,642	Invitation Homes, Inc.	4,333,971 (a)
5,828,222
Telecommunications 9.7%
61,640	American Tower Corp.	11,262,245 (a)
42,208	Crown Castle, Inc.	3,747,226 (a)
25,011	SBA Communications Corp.	5,532,433 (a)
20,541,904

Total Common Stocks (Cost $171,318,068)		190,986,924
Preferred Stocks(c) 42.0%
Data Centers 1.5%
155,449	Digital Realty Trust, Inc., Series L, 5.20%	3,110,534 (a)
Diversified 2.4%
93,000	AH Realty Trust, Inc., Series A, 6.75%	2,009,730
86,155	Gladstone Commercial Corp., Series G, 6.00%	1,727,408
34,807	Global Net Lease, Inc., Series A, 7.25%	786,638
10,548	Global Net Lease, Inc., Series B, 6.88%	228,892
15,000	Global Net Lease, Inc., Series D, 7.50%	348,300
5,100,968
Free Standing 3.0%
204,350	Agree Realty Corp., Series A, 4.25%	3,504,603 (a)
111,000	Alpine Income Property Trust, Inc., Series A, 8.00%	2,808,300
6,312,903

See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)

Number of Shares		Value
Health Care 1.3%
111,000	Chiron Real Estate, Inc., Series B, 8.00%	$2,741,700
Industrial 0.3%
33,161	Rexford Industrial Realty, Inc., Series B, 5.88%	717,936 (a)
Lodging/Resorts 6.4%
109,628	Ashford Hospitality Trust, Inc., Series G, 7.38%	667,624
234,232	Chatham Lodging Trust, Series A, 6.63%	4,766,598
21,000	Pebblebrook Hotel Trust, Series E, 6.38%	417,585
42,947	Pebblebrook Hotel Trust, Series F, 6.30%	853,786
68,179	Pebblebrook Hotel Trust, Series G, 6.38%	1,362,898
95,420	Summit Hotel Properties, Inc., Series E, 6.25%	1,754,774
76,990	Summit Hotel Properties, Inc., Series F, 5.88%	1,368,112
85,527	Sunstone Hotel Investors, Inc., Series H, 6.13%	1,775,540
32,400	Sunstone Hotel Investors, Inc., Series I, 5.70%	652,640
		13,619,557
Manufactured Homes 1.2%
116,024	UMH Properties, Inc., Series D, 6.38%	2,537,445
Mortgage Commercial Financing 0.3%
30,000	KKR Real Estate Finance Trust, Inc., Series A, 6.50%	543,900
Office 7.6%
6,000	Highwoods Properties, Inc., Series A, 8.63%	6,212,866 (a)
158,837	Hudson Pacific Properties, Inc., Series C, 4.75%	2,253,897
94,188	SL Green Realty Corp., Series I, 6.50%	2,016,565 (a)
80,100	Vornado Realty Trust, Series L, 5.40%	1,409,760 (a)
81,300	Vornado Realty Trust, Series M, 5.25%	1,398,360 (a)
137,150	Vornado Realty Trust, Series N, 5.25%	2,341,150 (a)
34,143	Vornado Realty Trust, Series O, 4.45%	510,438 (a)
		16,143,036
Real Estate Management & Development 0.3%
50,000	Brookfield Property Partners LP, Series A, 5.75%	699,500 (a)
Self Storage 5.7%
62,100	National Storage Affiliates Trust, Series A, 6.00%	1,433,889 (a)
31,050	Public Storage, Series H, 5.60%	694,278 (a)
44,000	Public Storage, Series I, 4.88%	846,120 (a)
43,176	Public Storage, Series J, 4.70%	800,051 (a)
72,626	Public Storage, Series K, 4.75%	1,355,927 (a)
87,880	Public Storage, Series L, 4.63%	1,622,265
31,700	Public Storage, Series M, 4.13%	514,491 (a)
108,790	Public Storage, Series P, 4.00%	1,730,849 (a)
19,775	Public Storage, Series Q, 3.95%	305,919 (a)
15,175	Public Storage, Series R, 4.00%	238,703 (a)
157,200	Public Storage, Series S, 4.10%	2,545,068 (a)
		12,087,560

See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)

Number of Shares		Value
Shopping Centers 5.4%
2,429	Cedar Realty Trust, Inc., Series C, 6.50%	$51,033
41,541	CTO Realty Growth, Inc., Series A, 6.38%	869,038
59,100	Federal Realty Investment Trust, Series C, 5.00%	1,155,405 (a)
72,058	Kimco Realty Corp., Series L, 5.13%	1,426,028 (a)
79,825	Kimco Realty Corp., Series M, 5.25%	1,609,272 (a)
106,930	Regency Centers Corp., Series A, 6.25%	2,465,806 (a)
120,280	Regency Centers Corp., Series B, 5.88%	2,699,083 (a)
50,674	Saul Centers, Inc., Series E, 6.00%	1,126,990
		11,402,655
Single Family Homes 2.6%
145,643	American Homes 4 Rent, Series G, 5.88%	3,310,465 (a)
91,065	American Homes 4 Rent, Series H, 6.25%	2,160,062 (a)
		5,470,527
Specialty 0.3%
31,908	EPR Properties, Series G, 5.75%	630,821 (a)
Telecommunications 3.7%
266,666	DigitalBridge Group, Inc., Series I, 7.15%	4,594,655
180,800	DigitalBridge Group, Inc., Series J, 7.13%	3,151,344 (a)
		7,745,999

Total Preferred Stocks (Cost $105,777,016)		88,865,041
Number of Units
Master Limited Partnerships and Limited Partnerships 0.7%
Real Estate Management & Development 0.7%
90,388	Brookfield Property Preferred LP, 6.25% (Cost $2,259,939)	1,513,095 (a)
Number of Shares
Short-Term Investments 0.4%
Investment Companies 0.4%
883,619	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.60%(d) (Cost $883,619)	883,619
Total Investments 133.2% (Cost $280,238,642)		282,248,679
Liabilities Less Other Assets (33.2)%		(70,313,369)
Net Assets Applicable to Common Stockholders 100.0%		$211,935,310

*	Non-income producing security.

See Notes to Financial Statements

Schedule of Investments Real Estate Securities Income Fund Inc.^ (Unaudited)  (cont’d)

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2026 amounted to $1,808,019, which represents 0.9% of net assets applicable to common stockholders of the Fund.

(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Represents 7-day effective yield as of April 30, 2026.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2026:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$190,986,924	$—	$—	$190,986,924
Preferred Stocks
Office	9,930,170	6,212,866	—	16,143,036
Other Preferred Stocks#	72,722,005	—	—	72,722,005
Total Preferred Stocks	82,652,175	6,212,866	—	88,865,041
Master Limited Partnerships and Limited Partnerships#	1,513,095	—	—	1,513,095
Short-Term Investments	—	883,619	—	883,619
Total Investments	$275,152,194	$7,096,485	$—	$282,248,679

#	The Schedule of Investments provides information on the industry or sector categorization.

^   A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Real Estate Securities Income Fund Inc.
April 30, 2026
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$282,248,679
Dividends and interest receivable	187,827
Prepaid offering costs (Note A)	119,855
Prepaid expenses and other assets	5,207
Total Assets	282,561,568
Liabilities
Loans payable (Note A)	70,000,000
Distributions payable—common stock	71,824
Payable to investment manager (Note B)	135,679
Payable to administrator (Note B)	56,533
Payable to directors	3,149
Interest payable (Note A)	125,856
Other accrued expenses and payables	233,217
Total Liabilities	70,626,258
Net Assets applicable to Common Stockholders	$211,935,310
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$220,957,069
Total distributable earnings/(losses)	(9,021,759)
Net Assets applicable to Common Stockholders	$211,935,310
Shares of Common Stock Outstanding ($0.0001 par value; 999,978,880 shares authorized)	63,361,833
Net Asset Value Per Share of Common Stock Outstanding	$3.34
*Cost of Investments:
(a) Unaffiliated issuers	$280,238,642

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Real Estate Securities Income Fund Inc.
For the Six Months Ended April 30, 2026
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,014,392
Interest income—unaffiliated issuers	29,697
Foreign taxes withheld	(11,287)
Total income	$7,032,802
Expenses:
Investment management fees (Note B)	816,780
Administration fees (Note B)	340,325
Audit fees	22,988
Custodian and accounting fees	21,963
Insurance	4,263
Legal fees	69,673
Stockholder reports	19,989
Stock exchange listing fees	3,120
Stock transfer agent fees	8,238
Organization expense (Note A)	229,869
Directors' fees and expenses	32,269
Interest	1,581,928
Miscellaneous and other fees	20,154
Total expenses	3,171,559
Net investment income/(loss)	$3,861,243
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	2,852,110
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	10,707,461
Net gain/(loss) on investments	13,559,571
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$17,420,814

See Notes to Financial Statements

Statements of Changes in Net Assets

	Neuberger Real Estate Securities Income Fund Inc.
	Six Months Ended	Fiscal Year Ended
	April 30, 2026 (Unaudited)	October 31, 2025
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$3,861,243	$5,553,043
Net realized gain/(loss) on investments	2,852,110	13,383,946
Change in net unrealized appreciation/(depreciation) of investments	10,707,461	(25,167,264)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	17,420,814	(6,230,275)
Distributions to Common Stockholders From (Note A):
Distributable earnings	(11,861,335)	(6,395,497)
Tax return of capital	—	(15,350,284)
Total distributions to Common Stockholders	(11,861,335)	(21,745,781)
From Capital Share Transactions (Note D):
Proceeds from rights offering, net of offering costs (Note E)	—	48,969,921 (a)
Proceeds from reinvestment of dividends and distributions	—	63,776
Net increase/(decrease) from Fund share transactions	—	49,033,697
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	5,559,479	21,057,641
Net Assets Applicable to Common Stockholders:
Beginning of period	206,375,831	185,318,190
End of period	$211,935,310	$206,375,831

(a)	Net of offering costs and related expenses of $2,521,818 for the year ended October 31, 2025.

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Real Estate Securities Income Fund Inc.
For the Six Months Ended April 30, 2026
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$17,420,814
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(34,049,537)
Proceeds from disposition of investment securities	42,187,936
Purchase/sale of short-term investment securities, net	(223,393)
Decrease in prepaid offering costs	110,014
Increase in dividends and interest receivable	(67,999)
Decrease in prepaid expenses and other assets	127
Decrease in interest payable	(33,918)
Decrease in payable to investment manager	(7,923)
Decrease in payable to directors	(399)
Decrease in payable to administrator	(3,301)
Increase in other accrued expenses and payables	82,638
Unrealized appreciation on investment securities of unaffiliated issuers	(10,707,461)
Net realized gain from transactions in investment securities of unaffiliated issuers	(2,852,110)
Net cash provided by (used in) operating activities	$11,855,488
Cash flows from financing activities:
Cash distributions paid on common stock	(11,855,488)
Net increase/(decrease) in cash	—
Cash:
Cash, foreign currency and restricted cash, if any, at beginning of period	—
Cash, foreign currency and restricted cash, if any, at end of period	$—
Supplemental disclosure
Cash paid for interest	$1,615,846

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Real Estate Securities Income Fund Inc. (the "Fund") (formerly, Neuberger Berman Real Estate Securities Income Fund Inc.) was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.
Effective December 18, 2025, the Fund's name was changed from Neuberger Berman Real Estate Securities Income Fund Inc. to Neuberger Real Estate Securities Income Fund Inc.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments

•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2026, was $37.

4
Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at April 30, 2026 was $284,507,932. The estimated gross unrealized appreciation was $35,759,563 and estimated gross unrealized depreciation was $38,018,816 resulting in net unrealized depreciation in value of investments of $2,259,253 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of common stock of the Fund. For the year ended October 31, 2025, the Fund recorded permanent reclassifications primarily related to prior year true up adjustment on real estate investment trusts ("REITs"). For the year ended October 31, 2025, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Total Distributable Earnings/(Losses)
$(368,156)	$368,156
The tax character of distributions paid during the years ended October 31, 2025, and October 31, 2024, was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2025	2024	2025	2024	2025	2024	2025	2024
$6,395,497	$5,516,372	$—	$—	$15,350,284	$12,254,208	$21,745,781	$17,770,580

As of October 31, 2025, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(12,966,714)	$(1,083,436)	$(531,088)	$(14,581,238)
The temporary differences between book basis and tax basis distributable earnings are primarily due to timing differences of fund level distributions, losses disallowed and/or recognized on wash sales and tax adjustments related to partnerships and real estate investment trust ("REITs").
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2025, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

Capital Loss Carryforwards
Long-Term	Short-Term
$—	$1,083,436

During the fiscal year ended October 31, 2025, the Fund had utilized capital loss carryforwards of $13,450,596.
5
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6
Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the amount and stability of income received from its investments, the availability of capital gains, interest paid on any borrowings and the level of other Fund fees and expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2026 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. For the year ended October 31, 2025, the character of distributions paid to stockholders of the Fund, if any, disclosed within the Statements of Changes in Net Assets was based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund stockholders on IRS Form 1099-DIV.
On April 30, 2026, the Fund declared a monthly distribution to common stockholders in the amount of $0.0312 per share, payable on May 29, 2026 to stockholders of record on May 15, 2026, with an ex-date of May 15, 2026. Subsequent to April 30, 2026, the Fund declared a monthly distribution on May 29, 2026 to common stockholders in the amount of $0.0312 per share, payable on June 30, 2026 to stockholders of record on June 15, 2026, with an ex-date of June 15, 2026.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8
Financial leverage: In September 2014, the Fund entered into a $125 million secured, committed five-year credit facility (the "Old Facility") with State Street Bank and Trust Company ("State Street"). In September

2019, the Fund amended and extended the Old Facility and reduced the size to $100 million (the "Prior Facility"). Under the Prior Facility, in 2019 State Street made a 3-year Term Loan of $30 million due September 2022 and a 5-year Term Loan of $30 million due September 2024 and committed to making revolving LIBOR Loans and Base Rate Loans of up to $40 million. In March 2020, the Fund repaid the $30 million 3-year Term Loan due September 2022. In November 2021, the Fund amended the Prior Facility to increase the total commitment amount under the revolving credit facility from $40 million to $70 million. In December 2022, the Fund amended the Prior Facility to address the discontinuation of certain LIBOR-based interest rates and provide for the commitment to make revolving SOFR Loans. In September 2024, the Fund repaid the $30 million 5-year Term Loan due September 2024. In June 2025, the Fund replaced the Prior Facility with a $90 million secured, committed margin facility (the "Credit Facility") with State Street.
Under the Credit Facility, interest on SOFR Loans is charged at an adjusted SOFR rate and is payable (i) on the last day of the interest period in effect, (ii) in the event such interest period shall exceed three months, on the last day of each three month interval during such interest period and (iii) the termination date. Interest on Base Rate Loans is charged at a rate equal to the highest of (i) Term SOFR; (ii) the Overnight Bank Funding Rate; and (iii) the federal funds rate as in effect on that day, plus a spread, and is payable (i) with respect to interest accrued during a calendar month, on the fifteenth day of the immediately succeeding calendar month, and (ii) with respect to all accrued and unpaid interest, on the termination date.
During the six months ended April 30, 2026, the average principal balance outstanding and average annualized interest rate under the Credit Facility were $70,000,000 and 4.54%, respectively. At April 30, 2026, the principal balance outstanding under the Credit Facility was $70,000,000.
The Fund pays a commitment fee in arrears based on the unused portion of the revolving commitment amount under the Credit Facility. This fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the Credit Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets.
9
Concentration of risk: Under normal market conditions, the Fund’s investments will be concentrated in income producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value and/or price of the Fund’s common stock may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the stock of a fund not concentrated in the real estate industry.

10
Securities lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities, at value-Unaffiliated issuers." The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the six months ended April 30, 2026, the Fund did not participate in securities lending.
11
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers ("Officers") and directors ("Directors") are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12
Shelf Registration Statement: The Fund has filed a registration statement with the SEC, which became effective on March 14, 2023, authorizing the Fund to issue up to $150,000,000 of additional shares of common stock through one or more offerings (the "Shelf Registration Statement"). Under the Shelf Registration Statement, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods. The Fund is not required to issue shares of its common stock pursuant to the Shelf Registration Statement and may choose not to do so. During the year ended October 31, 2025, the Fund sold and issued shares of common stock under the Shelf Registration Statement (Note E).

Costs incurred by the Fund in connection with the initial Shelf Registration Statement are recorded as a prepaid asset and included in "Prepaid offering costs" in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining offering costs at the end of the Shelf Offering period will be charged to expense.
13
Segment Reporting: The Fund has adopted FASB Accounting Standards Update No. 2023-07, "Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures" ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker ("CODM") in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. NBIA acts as the Fund's CODM through its portfolio managers and management and operating committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and evaluates performance in accordance with the Fund’s principal investment strategy as disclosed in its prospectus and/or annual report. The CODM uses these measures to assess Fund performance and allocate resources effectively. The Fund’s total returns, expense ratios, and changes in net assets, which among others are used by the CODM to assess Fund performance and to make resource allocation decisions for the Fund’s single segment, are consistent with that presented within the Fund’s financial statements.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA monthly, an investment management fee at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA monthly, an administration fee at an annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Note C—Securities Transactions:
During the six months ended April 30, 2026, there were purchase and sale transactions of long-term securities of $33,868,291 and $41,352,233, respectively.
During the six months ended April 30, 2026, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Capital:
Transactions in shares of common stock for the six months ended April 30, 2026, and the year ended October 31, 2025, were as follows:

For the Six Months Ended April 30, 2026		For the Year Ended October 31, 2025
Stock Issued on Reinvestment of Dividends and Distributions	Net Increase/ (Decrease) in Common Stock Outstanding	Stock Issued on Reinvestment of Dividends and Distributions	Stocks issued in Connection with Rights Offering (Note E)	Net Increase/ (Decrease) in Common Stock Outstanding
—	—	16,353	15,840,458	15,856,811

Note E—Common Stock Rights Offering:
On January 23, 2025 (the "Record Date"), the Fund commenced a transferable rights offering (the "Offer") whereby the Fund issued one transferable right (a "Right") for each share of common stock of the Fund held by stockholders of record as of the Record Date. Pursuant to the Offer, holders of Rights were entitled to purchase shares of common stock by submitting three Rights and the subscription price per share for each share purchased. The Offer expired at 5:00 p.m. Eastern Time on February 19, 2025 (the "Expiration Date"). The final subscription price of $3.25 per share of common stock was equal to 90% of the Fund’s NAV per share of common stock at the close of trading on the NYSE American on the Expiration Date. The Offer, which was over-subscribed, resulted in the issuance of 15,840,458 shares of common stock and the gross proceeds of the Offer were approximately $51.5 million.
Note F—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.
The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the financial statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.

	Six Months Ended April 30,	Year Ended October 31,
	2026 (Unaudited)	2025	2024	2023	2022	2021
Common Stock Net Asset Value, Beginning of Period	$3.26	$3.90	$2.99	$3.40	$5.25	$3.89
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)[a]	0.06	0.10	0.12	0.11	0.09	0.13
Net Gains or (Losses) on Securities (both realized and unrealized)	0.21	(0.28)	1.16	(0.15)	(1.57)	1.62
Total From Investment Operations Applicable to Common Stockholders	0.27	(0.18)	1.28	(0.04)	(1.48)	1.75
Less Distributions to Common Stockholders From:
Net Investment Income	(0.19)	(0.11)	(0.11)	(0.10)	(0.12)	(0.15)
Tax Return of Capital	—	(0.26)	(0.26)	(0.27)	(0.25)	(0.24)
Total Distributions to Common Stockholders	(0.19)	(0.37)	(0.37)	(0.37)	(0.37)	(0.39)
Dilutive Effect of Common Stocks Rights Offering	—	(0.09)[b]	—	—	—	—
Common Stock Net Asset Value, End of Period	$3.34	$3.26	$3.90	$2.99	$3.40	$5.25
Common Stock Market Value, End of Period	$3.04	$3.21	$3.91	$2.59	$3.36	$5.02
Total Return, Common Stock Net Asset Value[c,d]	8.92%[e]	(6.59)%	45.28%	(0.92)%	(29.49)%	46.70%
Total Return, Common Stock Market Value[c,d]	0.68%[e]	(8.26)%	68.14%	(13.15)%	(27.12)%	47.48%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Period (in millions)	$211.9	$206.4	$185.3	$142.1	$161.1	$249.0
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Gross Expenses[f]	3.13%[g]	3.12%	2.70%	3.00%	2.06%	1.69%
Ratio of Net Expenses[f]	3.13%[g]	3.12%	2.70%	3.00%	2.06%	1.69%
Ratio of Net Investment Income/(Loss)	3.81%[g]	2.76%	3.44%	3.17%	1.94%	2.61%
Portfolio Turnover Rate	12%[e]	27%	18%	7%	27%	22%
Loans Payable (in millions)	$70.0	$70.0	$50.0	$50.0	$60.0	$70.0
Asset Coverage Per $1,000 of Loans Payable[h]	$4,029	$3,951	$4,710	$3,845	$3,687	$4,559

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc. (Unaudited)

a	Calculated based on the average number of shares of common stock outstanding during each fiscal period.
b
During the year ended October 31, 2025, the Fund conducted a rights offering and issued 15,840,458 shares of common stock. The final subscription price for the rights offering was $3.25 per share representing 90% of the Fund's NAV per share on February 19, 2025.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended April 30, 2026. The class action proceeds received in 2025, 2024 and
2023 had no impact on the Fund's total return for the years ended October 31, 2025, 2024 and 2023, respectively. Had the Fund not received class action proceeds in 2021, total return based on per share NAV for the year ended October 31, 2021 would have been 45.59%.

d
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the
Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results.
Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock, when sold, may be worth more or less than original cost.

e	Not annualized.
f	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Six Months Ended April 30	Year Ended October 31,
2026	2025	2024	2023	2022	2021
1.56%	1.65%	1.38%	1.60%	0.76%	0.48%

g	Annualized.
h
The asset coverage ratio is calculated by subtracting the Fund's total liabilities and indebtedness not represented by senior securities from the Fund's total assets, dividing the result by the aggregate amount of the Fund's senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

Distribution Reinvestment Plan for the Fund
Equiniti Trust Company, LLC (the "Plan Agent") will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then-current shares of the Fund’s common stock ("Shares") are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.
Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.
Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.
For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.
Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan

Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.
The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.
The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.
Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.
The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.
Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 10027, Newark, NJ 07101-3027 or online at https://equiniti.com/us/ast-access/individuals.

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
Shareholder Services 866.227.2136

Plan Agent
Equiniti Trust Company, LLC
P.O. Box 10027
Newark, NJ 07101-3027

Overnight correspondence should be sent to:
Equiniti Trust Company, LLC
55 Challenger Road 2nd Floor
Ridgefield Park, NJ 07660
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger's website at www.neuberger.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT are available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. June 2026

Facts	What Does Neuberger Do With Your Personal Information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
●  Social Security numbers, dates of birth, and other numerical identifiers
●  Names and addresses
●  Driver’s licenses, passports, and other identification documents
●  Usernames and passwords
●  Internet protocol addresses and other network activity information
●  Income, credit history, credit scores, assets, transaction history, and other financial information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our Affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our Affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For Nonaffiliates to market to you	No	We don’t share

Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com or go to www.neuberger.com

This is not part of the Fund's stockholder report.

Rev. June 2026

Who we are?
Who is providing this notice?	Entities within the Neuberger family of companies, mutual funds, and private investment funds.

What we do?
How does Neuberger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law and include physical, electronic and procedural safeguards.
How does Neuberger collect my personal information?
We collect your personal information directly from you or your representatives, for example, when you
●  seek advice about your investments
●  give us your contact or income information
●  provide account information or open an account
●  direct us to buy or sell securities, or complete other transactions
●  visit one of our websites, portals, or other online locations
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
●  sharing with Affiliates for everyday business purposes—information about your creditworthiness
●  Affiliates from using your information to market to you
●  sharing with Nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
●  Our affiliates include, but are not limited to, companies with a Neuberger name;
financial companies, such as investment advisers or broker dealers; mutual funds;
and private investment funds.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
●  Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Neuberger doesn’t jointly market.

This is not part of the Fund's stockholder report.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.neuberger.com

I0209 06/26

(b) Not applicable.

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Real Estate Securities Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger High Yield Strategies Fund Inc. Form N-CSR, Investment Company Act file number 811-22396 (filed December 30, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
(a) Not applicable to semi-annual reports on Form N-CSR..

(b) Not applicable to the Registrant.

Item 6. Investments.
(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.
(b) Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable to semi-annual reports on Form N-CSR.
(b) There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15.  Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which stockholders may recommend nominees to the Board.
Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
The Fund did not engage in any securities lending activity during its most recent fiscal year.
(b)
The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.
(a)(1)
A copy of the Code of Ethics is incorporated by reference to Neuberger High Yield Strategies Fund Inc.’s Form N-CSR, Investment Company Act file number 811-223996 (filed December 30, 2025).
(a)(2)
Not applicable to the Registrant.
(a)(3)
The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)
Not applicable to the Registrant.
(a)(5)
Not applicable to the Registrant.
(b)
The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Real Estate Securities Income Fund Inc.
By: /s/ Joseph V. Amato
      Joseph V. Amato
Chief Executive Officer and President
Date: June 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: June 26, 2026

By:  /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 26, 2026